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                                                                    Exhibit 10.2

                               CORPORATE GUARANTY

     This guaranty (hereinafter the "Guaranty") is granted by LIBBEY INC. (hereinafter "LIBBEY") pursuant to the lease agreement dated February 17, 2004, as amended, (hereinafter referred as the "Lease Agreement") entered into by and between Constructora de Naves Industriales, S.A. de C.V. (the "Original Lessor") and Fomento Inmobiliario de la Construccion, S.A. de C.V. (the "Original Lessee"), regarding the real estate located at Avenida San Nicolas, number 2121, in Monterrey, N.L. (the "Real Estate") (simple copy of the Lease Agreement and of its amendments are herein attached as Exhibits 1,2,3,4 and 5 respectively). Per the request of the Original Lessee, the construction was built by the Original Lessor on the property encompassed by the portions of the real estate property of the Original Lessee as referred to in section 1.02 of the Lease Agreement (the "Property"), in which the Original Lessee formalized through separate document and for the benefit of the Original Lessor a "derecho real de superficie" (1)( "Surface Right") and a Mortgage (2) ( "Mortgage").

     Additionally, the Original Lessee is obliged to formalize for the benefit of the Original Lessor an additional Surface Right ("Additional Surface Right") and an additional Mortgage ("Additional Mortgage") over portions of the real estate which the Original Lessee has physical and legal possession pursuant to the terms of section 1.02.1 of the Lease Agreement; for this purpose on June 9th, 2006, VITRO S.A. de C.V. ("VITRO") as successor of the Original Lessee formalized for the benefit of FONDO STIVA S.A. DE C.V. the Additional Surface Right and Additional Mortgage as stated on Public Deed No. 7,109 and 7,110, ratified by Licenciado Gustavo Escamilla Flores Public Notary 26 in the city of Monterrey N.L., currently in process of being filed before State's "cadastre" "Catastro del Estado" and the public registry of property ("Registro Publico de la Propiedad") corresponding to the Additional Surface Right ("Derecho Real de Superficie Adicional") and in the public registry of property (Registro Publico de la Propiedad) for purposes of the Additional Mortgage.

     The parties declare that according to the penultimate paragraph of this guaranty, on May 31st, 2006, the Lease Agreement entered into by and between the Original Lessor and the Original Lessee, valid and effective for its successors, was assigned with the previous consent of FONDO STIVA, S.A. DE C.V. as successor to the Original Lessor, (hereinafter referred as the "Assignment") consequently Vitrocrisa Comercial, S. de R.L. de C.V. is the lessee of the Real Estate (simple copy of the authorization issued by FONDO

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(1)  PUBLIC DEED NO. 308 DATED FEBRUARY 17, 2004, GRANTED BEFORE LIC. JORGE
     MALDONADO NOTARY PUBLIC NO. 55 IN THE FIRST DISTRICT OF THE STATE OF NUEVO LEON, WHICH TESTIMONY WAS REGISTERED UNDER THE DOCKET 1024, VOLUME 164, BOOK 21, LIENS SECTION II IN THE PUBLIC REGISTRY OF COMMERCE AND PROPERTY FOR THE FIRST DISTRICT OF THE STATE OF NUEVO LEON, IN MONTERREY, DATED MARCH 12TH 2004

(2) PUBLIC DEED NO. 309 DATED FEBRUARY 17, 2004, GRANTED BEFORE LIC. JORGE MALDONADO NOTARY PUBLIC NO. 55 IN THE FIRST DISTRICT OF THE STATE OF NUEVO LEON, WHICH TESTIMONY WAS REGISTERED UNDER THE DOCKET 967, VOLUME 164, BOOK 20, LIENS SECTION II IN THE PUBLIC REGISTRY OF COMMERCE AND PROPERTY FOR THE FIRST DISTRICT OF THE STATE OF NUEVO LEON, IN MONTERREY, DATED MARCH 8TH 2004

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STIVA, S.A. DE C.V. and a simple copy of the Assignment are attached herein as
Exhibits 6 and 7 respectively).

     LIBBEY declares that it is aware that VITRO and VITROCRISA, S. DE R.L. DE C.V. (or the name hereinafter adopted by the latter) ("CRISA") will execute an Exchange in Kind Agreement ("Permuta") regarding the Property, through which CRISA shall own the Surface Right and guaranty the Mortgage. Likewise, it has knowledge that such exchange in kind agreement will establish:

     (i) A valid and effective stipulation or obligation by CRISA for the benefit of FONDO STIVA, S.A. DE C.V. (as "Superficiario" or "LESSOR") through which CRISA assumes the rights and obligations as Owner according to the Surface Right without any limitation.

     (ii) The reference to the rights and obligations derived from the Surface Right and to the acknowledgement from CRISA that the rights and limitations through which the Bartering is formalized.

     (iii) The acknowledgement from CRISA of the express agreement that the Mortgage shall be in effect as long as any of the guaranteed obligations by the Mortgage has not been paid in its entirety, pursuant to the terms of article 2803 of the Civil Code for the State Nuevo Leon and its correlative article 2911 of the Civil Federal Code.

     LIBBEY represents that it desires to grant a guaranty according to the terms and conditions set forth herein.

     LIBBEY in this act, jointly, severally, unconditionally and irrevocably guarantees to LESSOR, the payment and the timely fulfillment of all the conditions, agreements, obligations, responsibilities and duties imposed to Vitrocrisa Comercial, S. de R.L. de C.V. (hereinafter referred as the "LESSEE") pursuant to the Lease Agreement and the Assignment and CRISA regarding to the Surface Right and the Mortgage, including the Additional Surface Right and the Additional Mortgage.

     In the event that LIBBEY makes a payment of any amount to the LESSOR as a consequence of this Guaranty, LIBBEY will subrogate in the recovery rights against the LESSEE, pursuant the applicable legal terms.

     This guaranty shall remain in effect during all the time which the Lease Agreement, and/or its possible renewals, remains in full force and effect, pursuant to the terms and conditions set forth in the Lease Agreement; in the understanding that any breach of the obligations of the LESSEE, as set forth in such Agreement, shall entitle the LESSOR to execute the Guaranty set forth herein. Notwithstanding the foregoing, the parties agree that this guaranty shall remain in full force and effect until all the obligations of the LESSEE set forth in

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the Lease Agreement are fulfilled, including the obligation of payment of the
Monthly Rent during the obligatory term set forth in Clause 18.01 of the Lease Agreement, to the Surface Right, the Mortgage and the Additional Surface Right and the Additional Mortgage.

     In the event that LIBBEY fails to fulfill the terms and conditions of this Guaranty, and therefore LESSOR is forced to require, either judicially or extra judicially the fulfillment of the Guaranty; LIBBEY shall pay the reasonable expenses ("gastos y costas") related to attorney's fees or any other fee related to such failure until the execution of this Guaranty set forth herein is issued by a competent authority.

     LIBBEY and its representatives represent that it and they have all the necessary and sufficient legal capacity and power of attorney required to execute this Guaranty, powers that have not been either limited or revoked; in order to guarantee the payments and fulfillment of all LESSEE's conditions, obligations and duties set forth in the Lease Agreement (a simple copy of the proxies are attached herein as Exhibit 8) and the Additional Surface Right, to the Mortgage, and to the Additional Mortgage.

     This Agreement and the Exhibits hereto, contain the final, complete and exclusive statement of the guaranty; therefore, LIBBEY represents there are no prior verbal agreements or agreements in writing, nor any understanding that may affect the conditions set forth herein.

     LIBBEY hereby resigns to the benefits of "orden, excusion y division" established by the articles 2706, 2707, and 2731 of the Civil Code of Nuevo Leon, and to any other legal remedy opposite to the subject matter hereof, including but not limited articles 2736, 2738, 2740 and 2741 of the Civil Code of Nuevo Leon.

     For all the effects of this Agreement, the parties designate the following addressees:

LIBBEY
300 Madison Avenue
Toledo, Ohio 43604
Attn: General Counsel

FONDO STIVA, S.A. de C.V.
Av. Ricardo Margain Zozaya # 333
Col. Santa Engracia
San Pedro Garza Garcia
Nuevo Leon,
Mexico 66265

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     It is understood that the guaranty hereof shall not be in full force and effect until VITRO notifies FONDO STIVA the Assignment is in effect.

     IN WITNESS WHEREOF, this Guaranty is duly executed in Monterrey Nuevo, Leon as of the day of ____ of June, 2006 and all the rights and obligations shall be interpreted and executed pursuant the applicable law of the State of Nuevo Leon.

LIBBEY INC.                             Fondo Stiva, S.A. de C.V.


-------------------------------------    ---------------------------------------
By:                                      By: C.P. Pedro Elizondo Montemayor


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                                LIST OF EXHIBITS

Exhibit 1   Simple Copy of Lease Agreement
Exhibit 2   Simple Copy of First Amendment (February 17th, 2004)
Exhibit 3   Simple Copy of Second Amendment (March 9th, 2004)
Exhibit 4   Simple Copy of Third Amendment (July 23, 2004)
Exhibit 5   Simple Copy of Fourth Amendment (September 29th 2004)
Exhibit 6 Simple Copy of Authorization issued by Fondo Stiva, S.A. de C.V. of the Assignment
Exhibit 7   Simple Copy of the Assignment of the Lease Agreement.
Exhibit 8 Simple Copy of the certificate that shows the authority of the person that signs this guarantee.